THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSTION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                   5:30 P.M., NEW YORK TIME, December 7, 1998

No. RAS-1                                                        112,000Warrants


                               WARRANT CERTIFICATE

                  This Warrant Certificate certifies that RAS Securities Corp., or registered assigns, is the registered holder of One Hundred Twelve Thousand (112,000) Warrants to purchase initially, at any time from December 7, 1994 until 5:30 p.m. New York time on December 7, 1998 ("Expiration Date"), (a) up to One Hundred Twelve Thousand (112,000) fully-paid and non-assessable shares of Series A Cumulative Convertible Preferred Stock, par value $.0001 per share (or in accordance with the Warrant Agreement, such number of shares of Common Stock, other securities and/or property of the Company into which a share of preferred stock has been converted) (collectively "Preferred Stock") of NETWORK IMAGING CORPORATION, a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Preferred Exercise Price"), of $41.25 per share of Preferred Stock, (b) up to Two Hundred Two Thousand, Eight Hundred Ninety-Nine (202,899) fully-paid and non-assessable shares of Common Stock, par value $.0001 per share, of the Company (the "Common Stock"), at the initial exercise price, subject to adjustment in certain events (the "Common Exercise Price"), of $22.77 per share or (c) any combination of such Common Stock and/or Preferred Stock at such combined Common Exercise Price and/or Preferred Exercise Price which results in a maximum aggregate exercise price of $4,620,010.23 upon surrender of this Warrant Certificate and payment of the Preferred Exercise Price and/or the Common Exercise Price, as the case may be, at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of December 7, 1993 by and among the Company, RAS Securities Corp. and Starr Securities, Inc. (the "Warrant Agreement"). Payment of the Preferred Exercise Price and/or the Common Exercise Price, as the case may be, shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

                  No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the word "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                  The Warrant Agreement provides that upon the occurrence of certain events the Preferred Exercise Price and/or the Common Exercise Price, as the case may be, and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Preferred Exercise Price and/or the Common Exercise Price, as the case may be, and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                  Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

                  Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

                  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of December 7, 1993

                                           NETWORK IMAGING CORPORATION



                                         By: /s/ Robert Bernardi
[SEAL]                                      ------------------------
                                            Name:  Robert P. Bernardi
                                            Title: President


Attest:


/s/ John Mann
------------
Name:  John B. Mann
Title: Secretary

              FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ shares of Preferred Stock and _________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of Network Imaging Corporation in the amount of $____, all in accordance with the terms of Section 3.1 of the Representatives' Warrant Agreement dated as of _____, 1993 by and among Network Imaging Corporation, RAS Securities Corp. and Starr Securities, Inc. The undersigned requests that a certificate for such securities be registered in the name of __________ whose address is ___________ and that such Certificate be delivered to _____________ whose address is _______________.

Dated:
                               Signature ______________________________
                               (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                               ---------------------------------------
                               (Insert Social Security or Other Identifying
                               Number of Holder)

              FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ shares of Preferred Stock and _________ shares of Common Stock all in accordance with the terms of Section 3.2 of the Representatives' Warrant Agreement dated as of _____, 1993 by and among Network Imaging Corporation, RAS Securities Corp. and Starr Securities, Inc. The undersigned requests that a certificate for such securities be registered in the name of __________ whose address is ___________ and that such Certificate be delivered to _____________ whose address is
_______________.

Dated:

                             Signature ______________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                             ---------------------------------------
                             (Insert Social Security or Other Identifying
                             Number of Holder)

                               FORM OF ASSIGNMENT



             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


         FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

-----------------------------------------------------------------------------


                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:________________         Signature ______________________________
                               (Signature must conform in all respects to name of holder as specified on the face of the Warrant
                               Certificate.)

                               ---------------------------------------
                               (Insert Social Security or Other Identifying
                               Number of Assignee)

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                   5:30 P.M., NEW YORK TIME, December 7, 1998

No. RAS-2                                                       28,000 Warrants



                               WARRANT CERTIFICATE

                  This Warrant Certificate certifies that Robert A. Schneider, or registered assigns, is the registered holder of Twenty-Eight Thousand (28,000) Warrants to purchase initially, at any time from December 7, 1994 until 5:30 p.m. New York time on December 7, 1998 ("Expiration Date"), (a) up to Twenty-Eight Thousand (28,000) fully-paid and non-assessable shares of Series A Cumulative Convertible Preferred Stock, par value $.0001 per share (or in accordance with the Warrant Agreement, such number of shares of Common Stock, other securities and/or property of the Company into which a share of preferred stock has been converted) (collectively "Preferred Stock") of NETWORK IMAGING CORPORATION, a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Preferred Exercise Price"), of $41.25 per share of Preferred Stock, (b) up to Fifty Thousand, Seven Hundred Twenty-Five (50,725) fully-paid and non-assessable shares of Common Stock, par value $.0001 per share, of the Company (the "Common Stock"), at the initial exercise price, subject to adjustment in certain events (the "Common Exercise Price"), of $22.77 per share or (c) any combination of such Common Stock and/or Preferred Stock at such combined Common Exercise Price and/or Preferred Exercise Price which results in a maximum aggregate exercise price of $1,155,008.25, upon surrender of this Warrant Certificate and payment of the Preferred Exercise Price and/or the Common Exercise Price, as the case may be, at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of December 7, 1993 by and among the Company, RAS Securities Corp. and Starr Securities,

Inc. (the "Warrant Agreement"). Payment of the Preferred Exercise Price and/or the Common Exercise Price, as the case may be, shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

                  No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the word "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                  The Warrant Agreement provides that upon the occurrence of certain events the Preferred Exercise Price and/or the Common Exercise Price, as the case may be, and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Preferred Exercise Price and/or the Common Exercise Price, as the case may be, and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                  Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

                  Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

                  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of December 7, 1993


                                 NETWORK IMAGING CORPORATION



                                 By:  /s/ Robert Bernardi
[SEAL]                              -----------------------------
                                      Name:  Robert P. Bernardi
                                      Title: President


Attest:


/s/ John Mann
-----------------------
Name:   John B. Mann
Title:  Secretary

              FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ shares of Preferred Stock and _________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of Network Imaging Corporation in the amount of $___, all in accordance with the terms of Section 3.1 of the Representatives' Warrant Agreement dated as of _______ , 1993 by and among Network Imaging Corporation, RAS Securities Corp. and Starr Securities, Inc. The undersigned requests that a certificate for such securities be registered in the name of ____________ whose address is _______________ and that such Certificate be delivered to ______________ whose address is ________________.

Dated:

                               Signature ______________________________
                               (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                               ---------------------------------------
                               (Insert Social Security or Other Identifying
                               Number of Holder)

              FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ shares of Preferred Stock and ______ shares of Common Stock all in accordance with the terms of Section 3.2 of the Representatives' Warrant Agreement dated as of _______, 1993 by and among Network Imaging Corporation, RAS Securities Corp. and Starr Securities, Inc. The undersigned requests that a certificate for such securities be registered in the name of ____________ whose address is _______________ and that such Certificate be delivered to ______________ whose address is _______________.

Dated:

                            Signature ______________________________
                            (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                            ---------------------------------------
                            (Insert Social Security or Other Identifying
                            Number of Holder)

                               FORM OF ASSIGNMENT

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


         FOR VALUE RECEIVED _______________________ hereby sells, assigns and transfers unto

-----------------------------------------------------------------------------


                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:________________         Signature ______________________________
                               (Signature must conform in all respects to name of holder as specified on the face of the Warrant
                               Certificate.)

                               ---------------------------------------
                               (Insert Social Security or Other Identifying
                               Number of Assignee)